Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sean M. Cary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Willamette Valley Vineyards Inc. on Form 10-KSB for the annual period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-K fairly presents in all material respects the financial condition and results of operations of Willamette Valley Vineyards Inc.

Date: March 31, 2006
By:    /s/ Sean M. Cary
Name: Sean M. Cary
Title:   Controller